Exhibit No. 10.3
FIRST AMENDMENT TO
INSURANCE AND INDEMNITY AGREEMENT
FIRST AMENDMENT TO INSURANCE AND INDEMNITY AGREEMENT, dated as of August 11, 2006, by and among FINANCIAL SECURITY ASSURANCE INC., as Insurer (the “Insurer”), TRIAD AUTOMOBILE RECEIVABLES TRUST 2006-B, as Issuer (the “Issuer”), TRIAD FINANCIAL CORPORATION (“Triad”), as Seller and Servicer (the “Seller” and “Servicer”, respectively) TRIAD FINANCIAL SPECIAL PURPOSE LLC, as Depositor (the “Depositor”), and CITIBANK, N.A. as Indenture Trustee (the “Indenture Trustee”).
PRELIMINARY STATEMENTS
A.	The parties entered into that certain Insurance and Indemnity Agreement (the “Insurance Agreement”) dated as of May 25, 2006, which provides for, among other things, the issuance of the FSA Policy to the Indenture Trustee for the benefit of the Holders and the obligations of the parties thereto.

B.	The parties desire to modify the Schedules A and C attached to the Insurance Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:
1)	The Schedule A attached to the Insurance Agreement shall be deleted in its entirety and replaced by the Schedule A attached hereto.

2)	The Schedule C attached to the Insurance Agreement shall be deleted in its entirety and replaced by the Schedule C attached hereto.

2)	This Amendment shall be effective as of July 1, 2006.

3)	The Insurance Agreement will continue to be and will remain in full force and effect in accordance with its terms except as amended hereby.
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IN WITNESS WHEREOF, the parties have executed this First Amendment to Insurance and Indemnity Agreement, all as of the day and year first above mentioned.

FINANCIAL SECURITY ASSURANCE INC. as Insurer
By:	/s/ Errol Uhr
	Name:	Errol Uhr
	Title:	Managing Director

TRIAD AUTOMOBILE RECEIVABLES TRUST 2006-B as Issuer
By:	WILMINGTON TRUST COMPANY
not in its individual capacity,
but solely as Owner Trustee

By:	/s/ Rachel L. Simpson
	Name:	Rachel L. Simpson
	Title:	Sr. Financial Services Officer

TRIAD FINANCIAL SPECIAL PURPOSE LLC as Depositor
By:	/s/ Mike L. Wilhelms
	Name:	Mike L. Wilhelms
	Title:	Chief Financial Officer

TRIAD FINANCIAL CORPORATION as Seller and Servicer
By:	/s/ Mike L. Wilhelms
	Name:	Mike L. Wilhelms
	Title:	Chief Financial Officer

CITIBANK, N.A. not in its individual capacity, but solely as Indenture Trustee
By:	/s/ John Hannon
	Name:	John Hannon
	Title:	Assistant Vice President

[Signature page to First Amendment to Insurance and Indemnity Agreement]

SCHEDULE A

Collection		Collection Period
Period (number of	Delinquency	(number of months	Delinquency
months following	Rate (%) for Spread	following Closing	Rate (%) for Spread
Closing Date)	Cap Events	Date)	Cap Events
1	0.25%	13	7.50%
2	1.00%	14	7.50%
3	2.50%	15	8.25%
4	3.25%	16	8.50%
5	4.25%	17	8.75%
6	5.00%	18	8.75%
7	5.00%	19 and up	9.00%
8	5.75%
9	6.00%
10	6.00%
11	6.00%
12	6.50%

SCHEDULE C

Collection		Collection Period
Period (number of	Delinquency	(number of months	Delinquency
months following	Rate (%) for Trigger	following Closing	Rate (%) for Trigger
Closing Date)	Events	Date)	Events
1	0.50%	13	9.75%
2	1.25%	14	10.00%
3	2.75%	15	11.00%
4	4.50%	16	11.50%
5	4.50%	17	11.50%
6	5.50%	18	11.50%
7	6.75%	19	12.00%
8	7.75%	20	12.00%
9	8.25%	21	12.00%
10	8.25%	22	12.00%
11	8.75%	23	12.00%
12	8.75%	24 and up	12.00%